Financial risk management	12 Months Ended
Jun. 30, 2018
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Financial risk management

20    Financial risk management

Financial and capital risk management strategy

The financial risks arising from the Group’s operations comprise market, liquidity and credit risk. These risks arise in the normal course of business and the Group manages its exposure to them in accordance with the Group’s portfolio risk management strategy. The objective of the strategy is to support the delivery of the Group’s financial targets, while protecting its future financial security and flexibility by taking advantage of the natural diversification provided by the scale, diversity and flexibility of the Group’s operations and activities.

A Cash Flow at Risk (CFaR) framework is used to measure the aggregate and diversified impact of financial risks upon the Group’s financial targets. The principal measurement of risk is CFaR measured on a portfolio basis, which is defined as the worst expected loss relative to projected business plan cash flows over a one-year horizon under normal market conditions at a confidence level of 90 per cent.

Market risk

The Group’s activities expose it to market risks associated with movements in interest rates, foreign currencies and commodity prices. Under the strategy outlined above, the Group seeks to achieve financing costs, currency impacts, input costs and commodity prices on a floating or index basis. This strategy gives rise to a risk of variability in earnings, which is measured under the CFaR framework.

In executing the strategy, financial instruments are potentially employed in three distinct but related activities. The following table summarises these activities and the key risk management processes:

Activity	Key risk management processes

1 Risk mitigation

On an exception basis, hedging for the purposes of mitigating risk related to specific and significant expenditure on investments or capital projects will be executed if necessary to support the Group’s strategic objectives.	Execution of transactions within approved mandates.

2 Economic hedging of commodity sales, operating costs, short-term cash deposits and debt instruments

Where Group commodity production is sold to customers on pricing terms that deviate from the relevant index target and where a relevant derivatives market exists, financial instruments may be executed as an economic hedge to align the revenue price exposure with the index target.

•   Measuring and reporting the exposure in customer commodity contracts and issued debt instruments.

•   Executing hedging derivatives to align the total group exposure to the index target.

•   Execution of transactions within approved mandates.

Where debt is issued in a currency other than the US dollar and/or at a fixed interest rate, fair value and cash flow hedges may be executed to align the debt exposure with the Group’s functional currency of US dollars and/or to swap to a floating interest rate.
Where short-term cash deposits are held in a currency other than US dollars, derivative financial instruments may be executed to align the foreign exchange exposure to the Group’s functional currency of US dollars.

3 Strategic financial transactions

Opportunistic transactions may be executed with financial instruments to capture value from perceived market over/under valuations.	Execution of transactions within approved mandates.

Primary responsibility for the identification and control of financial risks, including authorising and monitoring the use of financial instruments for the above activities and stipulating policy thereon, rests with the Financial Risk Management Committee under authority delegated by the Chief Executive Officer.

Interest rate risk

The Group is exposed to interest rate risk on its outstanding borrowings and short-term cash deposits from the possibility that changes in interest rates will affect future cash flows or the fair value of fixed interest rate financial instruments. Interest rate risk is managed as part of the portfolio risk management strategy.

The majority of the Group’s debt is issued at fixed interest rates. The Group has entered into interest rate swaps and cross currency interest rate swaps to convert most of its fixed interest rate exposure to floating US dollar interest rate exposure. As at 30 June 2018, 89 per cent of the Group’s borrowings were exposed to floating interest rates inclusive of the effect of swaps (2017: 90 per cent).

The fair value of interest rate swaps and cross currency interest rate swaps in hedge relationships used to hedge both interest rate and foreign currency risks are shown in the valuation hierarchy section of this note.

Based on the net debt position as at 30 June 2018, taking into account interest rate swaps and cross currency interest rate swaps, it is estimated that a one percentage point increase in the US LIBOR interest rate will decrease the Group’s equity and profit after taxation by US$54 million (2017: decrease of US$92 million). This assumes the change in interest rates is effective from the beginning of the financial year and the fixed/floating mix and balances are constant over the year. However, interest rates and the net debt profile of the Group may not remain constant over the coming financial year and therefore such sensitivity analysis should be used with care.

Currency risk

The US dollar is the predominant functional currency within the Group and as a result, currency exposures arise from transactions and balances in currencies other than the US dollar. The Group’s potential currency exposures comprise:

•	translational exposure in respect of non-functional currency monetary items;

•	transactional exposure in respect of non-functional currency expenditure and revenues.

The Group’s foreign currency risk is managed as part of the portfolio risk management strategy.

Translational exposure in respect of non-functional currency monetary items

Monetary items, including financial assets and liabilities, denominated in currencies other than the functional currency of an operation are periodically restated to US dollar equivalents and the associated gain or loss is taken to the income statement. The exception is foreign exchange gains or losses on foreign currency denominated provisions for closure and rehabilitation at operating sites, which are capitalised in property, plant and equipment.

The principal non-functional currencies to which the Group is exposed are the Australian dollar, the Euro, the Pound sterling and the Chilean peso; however, 88 per cent (2017: 86 per cent) of the Group’s net financial liabilities are denominated in US dollars. Based on the Group’s net financial assets and liabilities as at 30 June 2018, a weakening of the US dollar against these currencies (one cent strengthening in Australian dollar, one cent strengthening in Euro, one penny strengthening in Pound sterling and 10 pesos strengthening in Chilean peso), with all other variables held constant, would decrease the Group’s equity and profit after taxation by US$10 million (2017: decrease of US$16 million).

Transactional exposure in respect of non-functional currency expenditure and revenues

Certain operating and capital expenditure is incurred in currencies other than their functional currency. To a lesser extent, certain sales revenue is earned in currencies other than the functional currency of operations and certain exchange control restrictions may require that funds be maintained in currencies other than the functional currency of the operation. These currency risks are managed as part of the portfolio risk management strategy. The Group enters into forward exchange contracts when required under this strategy.

Commodity price risk

Contracts for the sale and physical delivery of commodities are executed whenever possible on a pricing basis intended to achieve a relevant index target. While the Group has succeeded in transitioning substantially all of the Group commodity production sales to market-based index pricing terms, derivative commodity contracts may from time to time be used to align realised prices with the relevant index. Contracts for the physical delivery of commodities are not typically financial instruments and are carried in the balance sheet at cost (typically at US$ nil); they are therefore excluded from the fair value and sensitivity analysis. Accordingly, the financial instrument exposures set out below do not represent all of the commodity price risks managed according to the Group’s objectives. Movements in the fair value of contracts included are offset by movements in the fair value of the physical contracts; however, only the former movement is recognised in the Group’s income statement prior to settlement. The risk associated with commodity prices is managed as part of the portfolio risk management strategy.

Financial instruments with commodity price risk comprise forward commodity and other derivative contracts with a net assets fair value of US$210 million (2017: US$358 million). Significant commodity price risk instruments within other derivative balances include derivatives embedded in physical commodity purchase and sales contracts of gas in Trinidad and Tobago with a net assets fair value of US$216 million (2017: US$370 million).

The potential effect of using reasonably possible alternative assumptions in these models, based on a change in the most significant input, such as commodity prices, by an increase/(decrease) of 10 per cent while holding all other variables constant will increase/(decrease) profit after taxation by US$9 million (2017: US$62 million).

Provisionally priced commodity sales and purchases contracts

Provisionally priced sales or purchases volumes are those for which price finalisation, referenced to the relevant index, is outstanding at the reporting date. Provisional pricing mechanisms embedded within these sales and purchases arrangements have the character of a commodity derivative and are carried at fair value through profit and loss as part of trade receivables or trade payables. The Group’s exposure at 30 June 2018 to the impact of movements in commodity prices upon provisionally invoiced sales and purchases volumes was predominately around copper.

The Group had 356 thousand tonnes of copper exposure at 30 June 2018 (2017: 213 thousand tonnes) that was provisionally priced. The final price of these sales or purchases will be determined during the first half of FY2019. A 10 per cent change in the price of copper realised on the provisionally priced sales, with all other factors held constant, would increase or decrease profit after taxation by US$178 million (2017: US$90 million). The relationship between commodity prices and foreign currencies is complex and movements in foreign exchange rates can impact commodity prices. The sensitivities should therefore be used with care.

Liquidity risk

Refer to note 18 ‘Net debt’ for details on the Group liquidity risk.

Credit risk

Refer to note 7 ‘Trade and other receivables’ and note 18 ‘Net debt’ for details on the Group credit risk.

Financial assets and liabilities

The financial assets and liabilities are presented by class in the tables on page F-68 at their carrying amounts, which generally approximate to fair value.

Recognition and measurement

All financial assets and liabilities, other than derivatives, are initially recognised at the fair value of consideration paid or received, net of transaction costs as appropriate, and subsequently carried at fair value or amortised cost. Derivatives are initially recognised at fair value on the date the contract is entered into and are subsequently remeasured at their fair value.

The Group classifies its financial assets and liabilities into:

•	loans and receivables;

•	available for sale securities;

•	held at fair value through profit or loss;

•	cash flow hedges;

•	financial assets and liabilities at amortised cost.

The classification depends on the purpose for which the financial assets and liabilities are held. Management determines the classification of its financial assets at initial recognition.

Loans and receivables	Available for sale shares and other investments
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and include cash and cash equivalents and trade receivables. They are included in current assets, except for those with maturities greater than 12 months after the reporting date, which are classified as non-current assets. Loans and receivables are initially measured at fair value of consideration paid and subsequently carried at either fair value or amortised cost less impairment. At the end of each reporting period, loans and receivables are assessed for objective evidence that they are impaired. The amount of loss is measured as the difference between its carrying amount and the present value of its estimated future cash flows. The loss is recognised in the income statement.	Available for sale shares and other investments are measured at fair value. Gains and losses on the remeasurement of other investments are recognised directly in the income statement. Gains and losses on the remeasurement of available for sale shares are recognised directly in equity and subsequently recognised in the income statement when realised by sale or redemption, or when a reduction in fair value is judged to represent an impairment.

Other financial liabilities at amortised cost

Trade and other payables represents amounts that are non-interest bearing. The carrying value approximates their fair value, which represents liabilities for goods and services provided to the Group prior to the end of the reporting period that are unpaid.

Interest bearing liabilities are initially recognised at fair value of the consideration received, net of transaction costs. Interest bearing liabilities are subsequently measured at amortised cost using the effective interest method. Interest bearing liabilities are removed from the balance sheet when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of an interest bearing liability that has been extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognised in the income statement as other income or finance costs.

The Group has finance lease liabilities in relation to certain items of property, plant and equipment. Finance lease liabilities are initially recognised at the fair value of the underlying assets or, if lower, the estimated present value of the minimum lease payments. Each lease payment is allocated between the liability and finance cost, and the finance cost is charged to the income statement over the lease period to reflect a constant periodic rate of interest on the remaining balance of the liability for each period.

Derivatives and hedging

Derivatives, including embedded derivatives separated from the host contracts, are included within financial assets or liabilities at fair value through profit or loss unless they are designated as effective hedging instruments. Financial instruments in this category are classified as current if they are expected to be settled within 12 months; otherwise they are classified as non-current.

The Group uses financial instruments to hedge its exposure to certain market risks arising from operational, financing and investing activities. At the start of the transaction, the Group documents:

•	the type of hedge;

•	the relationship between the hedging instrument and hedged items;

•	its risk management objective and strategy for undertaking various hedge transactions.

The documentation also demonstrates, both at hedge inception and on an ongoing basis, that the hedge is expected to continue to be highly effective.

The Group has two types of hedges:

	Fair value hedges	Cash flow hedges
Exposure	As the majority of the Group’s debt is issued at fixed interest rates, the Group has entered into interest rate swaps and cross currency interest rate swaps to mitigate its exposure to changes in the fair value of borrowings.	As a portion of the Group’s debt is denominated in currencies other than US dollars, the Group has entered into cross currency interest rate swaps to mitigate currency exposures.

Recognition date	At the date the instrument is entered into.

Measurement	Measured at fair value.

Fair value approach	Based on internal valuations using standard valuation techniques with current market inputs, including interest rates and forward commodity prices; and exchange rates. Quoted market prices or dealer quotes for similar instruments are used for long-term debt instruments held.

How are changes in fair value accounted for?

The following changes in the fair value are recognised immediately in the income statement:

•   the gain or loss relating to the effective portion of interest rate swaps, hedging fixed rate borrowings, together with the gain or loss in the fair value of the hedged fixed rate borrowings attributable to interest rate risk;

•   the gain or loss relating to the ineffective portion of the hedge.

If the hedge no longer meets the criteria for hedge accounting, the adjustment to the carrying amount of a hedged item for which the effective interest method is used is amortised to the income statement over the period to maturity using a recalculated effective interest rate.

•   Changes in the fair value of derivatives designated as cash flow hedges are recognised directly in other comprehensive income and accumulated in equity in the hedging reserve to the extent that the hedge is highly effective.

•   To the extent that the hedge is ineffective, changes in fair value are recognised immediately in the income statement.

•   Amounts accumulated in equity are transferred to the income statement or the balance sheet for anon-financial asset at the same time as the hedged item is recognised.

•   When a hedging instrument expires or is sold, terminated or exercised, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is recognised when the underlying forecast transaction occurs.

•   When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the income statement.

Certain derivative instruments do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognised immediately in the income statement.

Valuation hierarchy

The carrying amount of financial assets and liabilities measured at fair value is principally calculated based on inputs other than quoted prices that are observable for these financial assets or liabilities, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices). Where no price information is available from a quoted market source, alternative market mechanisms or recent comparable transactions, fair value is estimated based on the Group’s views on relevant future prices, net of valuation allowances to accommodate liquidity, modelling and other risks implicit in such estimates.

The inputs used in fair value calculations are determined by the relevant segment or function. The functions support the assets and operate under a defined set of accountabilities authorised by the Executive Leadership Team. Movements in the fair value of financial assets and liabilities may be recognised through the income statement or in other comprehensive income.

For financial assets and liabilities carried at fair value, the Group uses the following to categorise the method used:

Fair value hierarchy	Level 1	Level 2	Level 3
Valuation method	Based on quoted prices (unadjusted) in active markets for identical financial assets and liabilities.	Based on inputs other than quoted prices included within Level 1 that are observable for the financial asset or liability, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices).	Based on inputs not observable in the market using appropriate valuation models, including discounted cash flow modelling.

The financial assets and liabilities are presented by class in the tables below at their carrying amounts, which generally approximate to fair value. In the case of US$3,019 million (2017: US$3,019 million) of fixed rate debt not swapped to floating rate, the fair value at 30 June 2018 was US$3,434 million (2017: US$3,523 million).

2018 US$M	Loans and receivables	Available for sale securities	Held at fair value through profit or loss	Cash flow hedges	Other financial assets and liabilities at amortised cost	Total
Fair value hierarchy (1)		Level 3	Levels 1,2 & 3	Level 2
Current cross currency and interest rate swaps	–	–	12	–	–	12
Current other derivative contracts (2)	–	–	170	–	–	170
Current available for sale shares and other investments (3)(4)	–	–	18	–	–	18
Non-current cross currency and interest rate swaps	–	–	423	(27)	–	396
Non-current other derivative contracts (2)	–	–	195	–	–	195
Non-current available for sale shares and other investments (3)(4)(5)	–	80	328	–	–	408

Total other financial assets	–	80	1,146	(27)	–	1,199
Cash and cash equivalents	15,871	–	–	–	–	15,871
Trade and other receivables (6)	1,799	–	1,126	–	–	2,925
Loans to equity accounted investments	13	–	–	–	–	13

Total financial assets	17,683	80	2,272	(27)	–	20,008

Non-financial assets						91,985

Total assets						111,993

Current cross currency and interest rate swaps	–	–	171	(50)	–	121
Current other derivative contracts (2)(7)	–	–	17	–	–	17
Non-current cross currency and interest rate swaps	–	–	298	794	–	1,092
Non-current other derivative contracts (2)(7)	–	–	1	–	–	1

Total other financial liabilities	–	–	487	744	–	1,231
Trade and other payables (8)	–	–	377	–	5,414	5,791
Bank overdrafts and short-term borrowings (9)	–	–	–	–	58	58
Bank loans (9)	–	–	–	–	2,555	2,555
Notes and debentures (9)	–	–	–	–	23,298	23,298
Finance leases	–	–	–	–	802	802
Other (9)	–	–	–	–	92	92

Total financial liabilities	–	–	864	744	32,219	33,827

Non-financial liabilities						17,496

Total liabilities						51,323

2017 US$M	Loans and receivables	Available for sale securities	Held at fair value through profit or loss	Cash flow hedges	Other financial assets and liabilities at amortised cost	Total
Fair value hierarchy (1)		Level 3	Levels 1,2 & 3	Level 2
Current other derivative contracts (2)	–	–	41	–	–	41
Current available for sale shares and other investments (3) (4)	–	–	31	–	–	31
Non-current cross currency and interest rate swaps	–	–	578	27	–	605
Non-current other derivative contracts (2)	–	–	332	–	–	332
Non-current available for sale shares and other investments (3) (4) (5)	–	70	274	–	–	344

Total other financial assets	–	70	1,256	27	–	1,353
Cash and cash equivalents	14,153	–	–	–	–	14,153
Trade and other receivables (6)	1,813	–	920	–	–	2,733
Loans to equity accounted investments	644	–	–	–	–	644

Total financial assets	16,610	70	2,176	27	–	18,883

Non-financial assets						98,123

Total assets						117,006

Current cross currency and interest rate swaps	–	–	(4)	254	–	250
Current other derivative contracts (2) (7)	–	–	144	–	–	144
Non-current cross currency and interest rate swaps	–	–	42	1,053	–	1,095
Non-current other derivative contracts (2) (7)	–	–	4	7	–	11

Total other financial liabilities	–	–	186	1,314	–	1,500
Trade and other payables (8)	–	–	502	–	4,920	5,422
Bank overdrafts and short-term borrowings (9)	–	–	–	–	45	45
Bank loans (9)	–	–	–	–	2,281	2,281
Notes and debentures (9)	–	–	–	–	27,041	27,041
Finance leases	–	–	–	–	897	897
Other (9)	–	–	–	–	210	210

Total financial liabilities	–	–	688	1,314	35,394	37,396

Non-financial liabilities						16,884

Total liabilities						54,280

(1)

All of the Group’s financial assets and financial liabilities recognised at fair value were valued using market observable inputs categorised as Level 2 with the exception of the specified items in the following footnotes.

(2)	Includes other derivative contracts of US$213 million (2017: US$365 million) categorised as Level 3.

(3)	Includes investments held by BHP Billiton Foundation which are restricted and not available for general use by the Group of US$343 million (2017: US$304 million).

(4)	Includes other investments held at fair value through profit or loss (US Treasury Notes) of US$108 million categorised as Level 1 (2017: US$97 million).

(5)	Includes shares and other investments available for sale of US$80 million (2017: US$70 million) categorised as Level 3.

(6)	Excludes input taxes of US$338 million (2017: US$262 million) included in other receivables. Refer to note 7 ‘Trade and other receivables’.

(7)	Includes US$nil (2017: US$7 million) natural gas futures contracts used by the Group to mitigate price risk designated as cash flow hedges.

(8)	Excludes input taxes of US$189 million (2017: US$134 million) included in other payables. Refer to note 8 ‘Trade and other payables’.

(9)	All interest bearing liabilities, excluding finance leases, are unsecured.

For financial instruments that are carried at fair value on a recurring basis, the Group determines whether transfers have occurred between levels in the hierarchy by reassessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period. There were no transfers between categories during the period.

For financial instruments not valued at fair value on a recurring basis, the Group uses a method that can be categorised as Level 2.

Offsetting financial assets and liabilities

The Group enters into derivative transactions under International Swaps and Derivatives Association Master Agreements that do not meet the criteria for offsetting, but allow for the related amounts to be set-off in certain circumstances. The amounts set out as cross currency and interest rate swaps in the table above represent the derivative financial assets and liabilities of the Group that may be subject to the above arrangements and are presented on a gross basis.

Interest bearing liabilities and related derivatives

The movement in the year in the Group’s interest bearing liabilities and related derivatives is as follows:

2018 US$M	Interest bearing liabilities					Derivatives (assets)/ liabilities
	Bank loans	Notes and debentures	Finance leases	Bank overdraft and short- term borrowings	Other	Cross currency and interest rate swaps	Total
At the beginning of the financial year	2,281	27,041	897	45	210	740
Proceeds from interest bearing liabilities	500	–	–	–	28	–	528
Settlements of debt related instruments	–	–	–	–	–	(218)	(218)
Repayment of interest bearing liabilities	(221)	(3,736)	(81)	–	(150)	–	(4,188)

Change from Net financing cash flows	279	(3,736)	(81)	–	(122)	(218)	(3,878)

Other movements:
Interest rate impacts	–	(353)	–	–	–	329
Foreign exchange impacts	–	245	(9)	–	–	(254)
Other interest bearing liabilities/derivative related changes	(5)	101	–	13	4	208
Liabilities transferred to held for sale	–	–	(5)	–	–	–

At the end of the financial year	2,555	23,298	802	58	92	805

Recognition and measurement

Financial assets and liabilities are offset and the net amount reported in the balance sheet where the Group currently has a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously.